UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2003

Winter Sports, Inc.

(Exact name of registrant as specified in its charter)

Montana

(State or other jurisdiction of incorporation)

0-15030 (Commission File Number)	81-0221770 (IRS Employer Identification No.)

P. O. Box 1400 Whitefish, Montana 59937 (Address of principal executive offices) (Zip Code) (406) 862-1900 (Registrant’s telephone number, including area code)

FORM 8-K

WINTER SPORTS, INC.
Whitefish, Montana

August 18, 2003

Item 4. Change in Registrant’s Certifying Accountant

On August 18, 2003, Winter Sports, Inc. (the “Company”) accepted the resignation of its independent auditor and certifying accountant, Jordahl & Sliter PLLC (“J&S”). J&S resigned because it could no longer serve as independent auditors for SEC registered companies due to the requirements of the Sarbanes-Oxley Act of 2002.

J&S’s reports on the financial statements for the years ended May 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to accept the resignation of J&S was approved by the Company’s audit committee. During the two most recent fiscal years and the subsequent interim periods the Company has not had any disagreements with J&S on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 7. Financial Statements and Exhibits

16.     Letter of Resignation from Jordahl & Sliter PLLC.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2003	By:	WINTER SPORTS, INC. /s/ Michael J. Collins Michael J. Collins President and Chief Executive Officer